Business Combination, Significant Transaction and Sale of Business - Schedule of Theoris Acquired Assets and Assumed Liabilities (Details) - Acquisition of Theoris Group Inc. [Member] $ in Thousands	Dec. 31, 2025 USD ($)
Schedule of Theoris Acquired Assets and Assumed Liabilities [Line Items]
Net assets excluding cash acquired	$ 2,321
Intangible assets	5,205
Goodwill	5,284
Liabilities in respect of business combinations	(2,561)
Total assets acquired net of acquired cash	$ 10,249